UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2011

PROFIT PLANNERS MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-142076	90-0450030
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

350 Madison Avenue, 8th Floor
New York, NY 10017

(Address of Principal Executive Offices)

(646) 416-6802

(Registrant's Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2011, Profit Planners Management, Inc., ("PPMT") announced its financial results for the three months ended August 31, 2011. A copy of PPMT's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" with the U.S. Securities and Exchange Commission ("SEC"), nor incorporated by reference in any registration statement filed by PPMT under the Securities Act of 1933, as amended (the "Securities Act").

Item 7.01. Regulation FD Disclosure.

On October 28, 2011, PPMT announced its financial results for the three months ended August 31, 2011. A copy of PPMT’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" with the SEC, nor incorporated by reference in any registration statement filed by PPMT under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
No.	Description

99.1	Press Release dated October 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Profit Planners Management, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2011

PROFIT PLANNERS MANAGEMENT, INC.

By:	/s/ Wesley Ramjeet
Wesley Ramjeet
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 28, 2011